Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

MERCHANDISE LICENSE AGREEMENT
PRIVATE

LICENSE AGREEMENT (the “Agreement”), made and entered into the 1st day of January 2011 (the “Effective Date”), by and between PACIFIC ENTERTAINMENT CORPORATION having its registered office at 5820 Oberlin Drive, Suite 203, San Diego, CA 92121 (“Licensor”) and JAKKS PACIFIC, INC., a corporation organized under the laws of the state of Delaware, located at 22619 Pacific Coast Hwy, Malibu, CA  90265 (“Licensee”).
WHEREAS, Licensor has rights in and to the Property (as defined on Schedule A, attached hereto and incorporated by reference);

WHEREAS, Licensor has appointed The Joester Loria Group, LLC (“Agent”) as its exclusive licensing agent with respect to providing certain services to Licensor and collection of all payments and reports hereunder as more particularly set forth herein and on Schedule B, attached hereto and incorporated by reference; and

WHEREAS, Licensee desires to license the Property for use on and/or in connection with certain products (the “Licensed Articles”) in certain categories (the “Product Categories”) which are more particularly described on Schedule B.

NOW, THEREFORE, in consideration of the performance of the mutual covenants herein contained, it is agreed as follows:

1.    LICENSE GRANT.  Licensor grants to Licensee, and Licensee hereby accepts, the exclusive and non-exclusive rights (as further defined in Schedule B) to use the Property solely in connection with the design, manufacture, marketing, promotion, advertising, sale and distribution of the Licensed Articles in the Licensed Territory (defined below), in the Channels of Distribution (defined below), during the Term (defined below), in accordance with this Agreement.  Licensor grants to Licensee the right to manufacture, have manufactured for it, market, promote, advertise, use, sell and distribute the Licensed Articles subject to the terms and conditions herein. No rights of any kind in or to the Property shall vest in Licensee, and Licensor shall have no obligations to Licensee hereunder, unless and until (i) this Agreement has been fully-executed by an authorized signatory of both parties and (ii) the Advance (defined below) payment due upon signature has been paid in full.  This unexecuted Agreement and any oral negotiations are deemed to be a proposal by Licensee to acquire a license, which Licensor is not obligated to consider or accept until the above conditions are met.

2.    LICENSED TERRITORY AND CHANNELS OF DISTRIBUTION.

(a)    The license hereby granted extends only to the territory set forth on Schedule B (“Licensed Territory(ies)”).

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(b)           Licensee expressly acknowledges and agrees that it is not licensed or authorized to use the Property, directly or indirectly, outside of the Licensed Territory, and that it is not licensed to and will not sell the Licensed Articles to persons or entities who to Licensee’s knowledge intend or are likely to resell them outside of the Licensed Territory.  The Licensed Articles may be sold only in or to the channels of distribution set forth on Schedule B (“Channels of Distribution”), and Licensee is not licensed to and will not sell the Licensed Articles to persons or entities who to Licensee’s knowledge intend or are likely to resell them outside such Channels of Distribution.

3.    TERM. This Agreement shall be effective as of and shall expire on the dates set forth in Schedule B, unless sooner terminated in accordance with the terms and conditions of this Agreement (“Term”).  The parties may extend the Term only upon written agreement.

4.    EXCLUSIONS.  Licensee’s rights hereunder shall not include the right to, and Licensee warrants and represents that it will not, use the Property or the Licensed Articles for an endorsement of any product or service.  Licensee shall not use or permit the use of any Licensed Articles as a premium except with prior written consent and shall not distribute any Licensed Articles to any entity which Licensee has reason to believe would distribute such Licensed Articles in contravention of the foregoing. “Premium” shall mean any Licensed Article distributed below cost or at no charge for the purpose of increasing the sale of any other article of merchandise or product, or any service, including without limitation, any Licensed Article distributed for publicity purposes, for combination sales, giveaways, traffic-building or any similar scheme or device.  It is expressly understood and agreed that Licensee shall not have the right to sublicense the rights granted herein to any third party without Licensor’s prior written consent, such consent not to be unreasonably withheld.

5.    ROYALTY.  Licensee shall pay to Licensor through Agent, simultaneously with the submission of royalty reports referred to below, the royalty at the royalty rate specified in Schedule B (“Royalty”), based upon the Net Sales by Licensee of the Licensed Articles. “Net Sales” shall mean [***]. All allowances, deductions and returns must be documented.  Use of corporate averages or similar estimate for returns is expressly forbidden, and may not be used.  No other deduction shall be made for any other reason, including, without limitation, cash payments, early payments, uncollectible accounts, or costs incurred in the manufacture, distribution, sale, exploitation or advertisement of the Licensed Articles.  Sales to any affiliated or related party shall be deemed to have been made at Licensee’s wholesale selling price generally charged by Licensee to third parties.  The amount invoiced to customers will reflect the full purchase price to be paid by the applicable customer for the Licensed Articles covered thereby.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

The parties acknowledge and agree that for purposes of Licensee’s satisfaction of the Minimum Guarantees hereunder, Royalties will be cross-collateralized from year to year during the Term.  For example, if the Royalties for the first year of this Agreement are $1,000,000 or more, no further Minimum Guarantee payments will be due under this Agreement.

6.    COMMON MARKETING FUND (“CMF”).   As a contribution to Licensor’s and Agent’s related marketing expenses, each quarter the Licensee may pay Agent a certain percentage of Net Sales, such percentage set forth in Schedule B (CMF Percentage).  The amount paid, if any, shall be used in the promotion of the Property.  This money, if any, shall be paid in accordance with all of the rules governing payment of Royalties under this Agreement, although the CMF payments, if any, shall not be paid in conjunction with any Royalties payable hereunder, as the accounting and management of the CMF monies shall be separate.

7.    ADVANCE; GUARANTEES.  Simultaneously with the execution and delivery of this Agreement, Licensee shall pay to Licensor through Agent the advance amount as set forth on Schedule B (“Advance”).  The Advance is guaranteed and non-refundable.  In addition, Licensee shall timely pay to Licensor through Agent the amount(s) set forth in Schedule B as minimum guarantee(s) (“Minimum Guarantee”).  The Advance and Minimum Guarantee are recoupable from Royalties payable to Licensor and shall be attributed to Royalties due for the Term only, and such payments shall not be refunded to Licensee for any reason.

8.    INTRODUCTION DATE(S); MARKETING ADVERTISING.

(a)           Licensee shall commence the sale of  the Licensed Articles to its retail customers by the introduction date(s) (“Introduction Date”) set forth on Schedule B.  The specific Licensed Articles to be so sold, the quantities of such products to be so sold, and the specific retail customer to whom such products will be so sold, will be determined by Licensee based upon its commercially reasonable assessment of the market demand for the Licensed Articles.

(b)           Licensee acknowledges and agrees that proper advertising and promotion of the Licensed Articles is important to the success of this Agreement and the Property.  Licensee shall furnish to Licensor, with a copy to Agent, on each March 1 (or as otherwise requested, but no more frequently than once every six months) during the Term of this Agreement commencing on March 1, 2012, a sales, advertising and promotion plan which sets forth the sales and advertising budgets for the next succeeding twelve-month period.  “Advertising” as used herein shall mean monies spent in connection with the advertising and promotion of the Licensed Articles at their regular prices.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

9.    ACCOUNTING, REPORTS AND PAYMENTS.

(a)           Unless stated otherwise in writing by Agent and Licensor, all reports and payments under this Agreement shall be sent and paid to Agent.  All payments to be made under this Agreement shall be payable in United States currency.

(b)           Licensee shall, within twenty (20) days following the end of each calendar quarter, submit to Licensor an estimate of sales activity and Net Sales for the preceding quarter.

(c)           Licensee shall, within thirty (30) days following the end of each calendar quarter, starting with the first quarter during the Term, whether or not sales are made during that quarter, submit to Licensor and Agent electronically as well as in hard copy, a full, complete and accurate report of sales activity, Net Sales and Royalties owed.  Such report shall be in the form reasonably acceptable to Licensor (which form may be an electronic Excel spreadsheet), and shall include sales of the Licensed Articles during the applicable quarter.  Unless otherwise agreed, each report must show, without limitation, the following: (i) by retailer, the number of units sold of each Licensed Article, (ii) the unit price of each Licensed Article, (iii) the gross sales for each Licensed Article, (iv) the deductions taken from gross sales and the reason(s) therefore, and (v) the Net Sales for each Licensed Article.  Each report shall be certified by Licensee’s chief financial officer (or other similar corporate officer).  With each report Licensee shall transmit to Licensor payment (in United States currency) of the amount due.  Royalties on foreign sales shall be remitted in United States currency, net of any withholding taxes imposed by said country (if permitted by applicable law), using the prevailing exchange rate on the last business day of the applicable calendar quarter; provided, however, that if any payment is not made to Licensor when due hereunder, Licensee shall be responsible for any loss to Licensor due to fluctuations in exchange rates between the date payment was due and the date of any late payment.  It is understood that timely rendering of all reports required hereunder is essential under the terms of this Agreement.

(d)           Licensee shall deliver to Licensor and Agent, not later than sixty (60) days after the close of each Contract Year during the Term of this Agreement (or portion thereof in the event of prior termination for any reason) a statement signed and certified either by its regular certified public accountants or by a financial officer of Licensee relating to said entire Contract Year, setting forth the same information required to be submitted by Licensee in accordance with Paragraph (b) above.

(e)           Receipt of reports or payments by Licensor or Agent will not prevent them from questioning or disputing the correctness of the reports and/or payments at any time during the Term and in the two (2) year period following the expiration or termination of the Agreement.  Licensee agrees that any inconsistencies or mistakes discovered in the statements and/or payments will be promptly rectified and the appropriate payments made by the Licensee. Licensee hereby waives all claims to return of any Advance, Guarantee or other Royalty payments once made, including but not limited to, claims for refund of payments for returns of Licensed Articles in subsequent reporting periods.   For clarity, (a) any returns will be deducted in the period they occur and (b) in the event of a conflict between this Section 9(d) and the definition of Net Sales, the definition of Net Sales will control.  The period in which the sales were made is not relevant to the calculation of returns.  Interest at the annual rate of one percent (1%) over the prime rate published in the Wall Street Journal from time to time (but in no event more than the maximum amount permitted by law) shall accrue on any amount due, from the date upon which the payment is due until the date of payment.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

10.    BOOKS AND RECORDS.  Licensee shall keep and maintain complete and accurate records of the transactions underlying the reports to be furnished hereunder, and shall allow representatives of Licensor and/or Agent during the Term of this Agreement and for two (2) years thereafter, upon at least five (5) business days prior written notice, during normal business hours and at reasonable intervals (but no more than once during any 12-month period), to inspect and make extracts or copies of such records for the purpose of ascertaining the correctness of such reports.  If any such examination and audit shall disclose any deficiency of five percent (5%) or more, Licensee shall pay, in addition to such deficiency, the actual cost of such examination and audit.  All books of accounts and records shall be kept available for two (2) years from the termination or expiration of this Agreement.

11.    QUALITY; SAMPLES; APPROVALS AND ARTWORK

(a)           Licensee acknowledges that if the Licensed Articles manufactured and sold by it hereunder were of inferior quality in design, material or workmanship, the substantial goodwill which Licensor has established and now possesses in the patents, trademarks, copyrights, names, symbols, likenesses, depictions, designs and logos, would be impaired.  Accordingly, Licensee agrees that the Licensed Articles shall be of high standard and of such style, appearance and quality as shall be reasonably adequate and suited to their exploitation to the best advantage and to the protection and enhancement of the Property and the goodwill pertaining thereto. Licensee may not sell damaged or defective Licensed Articles or products considered “seconds” based on industry standards.

(b)           If Licensee is ordered to withdraw, discontinue, remove or recall any Licensed Articles from the market by a government or governmental agency, regulatory body, or court, and the Licensee does not promptly remove such Licensed Articles from retail or otherwise promptly cure the situation within thirty (30) days and provide Licensor with written proof of such cure, then in such case and at Licensor’s option, termination shall be effective immediately upon written notice from Licensor.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(c)           The quality and style of all Licensed Articles, the manner in which the Property may appear, if at all, on the Licensed Articles, as well as any cartons, containers, tags, labels, other packaging, advertising, publicity and display materials to be used in connection with the Licensed Articles (“Related Materials”) shall be subject to the approval of Licensor (and such other parties, including Agent, whose approval Licensor may deem necessary), such approval not to be unreasonably withheld.  Prior to the manufacture of any of the foregoing, Licensee shall provide Licensor with not fewer than three (3) samples and/or dummies in the form of proofs, photostats, drawings, manuscripts, layouts, or the like, of the Licensed Articles and Related Materials and all other materials requiring Licensor’s approval hereunder, all written material relating or referring thereto at each stage of development and production, including packaging, and any changes and revisions therein or thereof for Licensor’s prior written approval, such approval not to be unreasonably withheld.  Within ten (10) business days after its receipt of the foregoing, Licensor shall advise Licensee, in writing, of its approval or disapproval of such material, and no items shall be deemed approved by Licensor unless such approval is given.  If an item submitted for approval is disapproved, Licensor shall provide Licensee with a written explanation of the reasons for such disapproval within five (5) business days of such disapproval.  Once a sample has been approved, Licensee shall not make changes in any material respect without the prior written approval of Licensor.  In the event the Licensed Articles or any Related Materials differ from the approved samples, Licensor shall have the right, in its sole discretion, to withdraw its approval of such Licensed Articles unless Licensee cures such breach within thirty (30) days of notice of same.  Approval by Licensor and by any other parties designated by Licensor shall not relieve Licensee of any of its agreements or warranties hereunder.

(d)           Licensee shall be responsible for all costs incurred by Licensee, Agent and/or Licensor in connection with the development or formatting of artwork, custom audio design (including but not limited to character voices and original music and sound effects) and other materials (collectively, “artwork”) related to the Property for the Licensed Articles or Related Materials (including artwork developed by third parties and including any artwork which in Licensor’s opinion is necessary to modify artwork initially proposed by Licensee and submitted for approval), if such costs are incurred at the request of Licensee.  Licensee shall pay Agent within thirty (30) days of receiving an invoice therefore, at Licensor’s then prevailing commercial rates.  Estimates of artwork charges will be available upon request.  While Licensee is not obligated to utilize the artwork services of Licensor, Licensee is encouraged to do so in order to minimize delays which may occur if outside artists do renditions of Property (particularly third party artists).  For clarity, Licensee will only be responsible for charges under this Section 11(d) that it has approved in advance in writing and will not be responsible for any other charges.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(e)           Concurrently with the initial shipment of Licensed Articles, Licensee shall furnish to Licensor, at no cost, [***] royalty-free samples of each Licensed Article (five of which are for the purpose of trademark registration).  Thereafter Licensee shall furnish to Licensor, [***] royalty-free samples of the Licensed Articles each subsequent year of the Term (subject to availability (i.e., Licensee’s inventory on hand) and provided that the provision of such samples does not interfere with Licensee’s sales of Licensed Articles to its customers).  In addition, upon Licensor’s (or Agent’s) request, Licensee shall provide, at no cost, a reasonable number of samples of the Licensed Articles in each year of the Term for use in connection with promotions, contests or sweepstakes, not to exceed [***] samples per year (subject to availability (i.e., Licensee’s inventory on hand) and provided that the provision of such samples does not interfere with Licensee’s sales of Licensed Articles to its customers).  [***]  Licensee will have no obligation to pay a Royalty on any of the Licensed Articles provided to Licensor under this Section 11(e).

12.    LICENSOR’S TITLE AND GOODWILL.  Licensee acknowledges that Licensor is the owner of all right, title and interest in and to the Property, and further acknowledges the great value of the goodwill associated with the Property and that the Property has acquired secondary meaning in the mind of the public. Licensee acknowledges that the Property (including all rights therein and goodwill associated therewith) shall be and remain the exclusive and complete property of Licensor, and that all use of the Property, including trademarks and trade dress associated with the Property, will inure to the benefit of the Licensor.  Licensee agrees that it shall not, during the Term of this Agreement and at any time thereafter, dispute or contest, directly or indirectly, or do or cause to be done, any act which in any way questions, contests, impairs or tends to impair Licensor’s right, title and interest in and to the Property.  Licensee will at no time use or authorize the use of any trademark, logo, service mark, trade name or other designation identical with, or confusingly similar to, the Property.  Except as otherwise provided in this Agreement for a Sell-Off Period (defined in Paragraph 23), if any, upon the expiration or earlier termination of the Term of this Agreement, all rights to use the Property shall automatically revert to Licensor, and Licensee shall immediately discontinue all use.  As between Licensor and Licensee, Licensor shall be deemed to be the owner of all materials created for the Licensed Articles hereunder that include or are derived or adapted from the Property, including but not limited to artwork.  Licensee agrees that such materials created and furnished by Licensee, its employees, or contractors shall be considered “works made for hire” pursuant to the Copyright Act of 1976, as amended, and all rights in and to the copyrights to such materials shall be owned by Licensor.   If any such materials or elements shall not be deemed a “work made for hire,” Licensee hereby assigns and transfers to Licensor, or its designee, all rights, including copyright, title and interest, in and to all such materials and elements.  Licensee agrees, without further consideration, to execute documents in connection with such assignment, as reasonably requested to do so.  In the event Licensee fails or refuses to do so after a reasonable period of time, Licensee hereby appoints Licensor as its attorney-in-fact to execute such documents.  Nothing in this Agreement is intended to give Licensor any rights whatsoever to any trademark, copyright, trade secret, manufacturing process, technology, proprietary technique or patent owned by Licensee, or used by Licensee under license in connection with the Licensed Articles or otherwise, which is not derived or adapted from the Property, or other materials owned by Licensor (or its licensor, as applicable).

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

13.    REPRESENTATIONS OF OWNERSHIP.  Licensee shall not in any manner represent that it has any ownership in the Property, or in any properties owned by Licensor which are not licensed hereunder, or in any patents, trademarks or copyrights included in the Property (or registrations or applications therefor), but may only, during the Term of this Agreement and only if Licensee has complied with all laws, represent that it is a “licensee” hereunder.  Licensee shall not register or attempt to register any patent, trademark or copyright in the Property, or in any properties owned by Licensor which are not licensed hereunder, in its own name or that of any third party, nor shall it assist any third party in doing so.

14.    INTELLECTUAL PROPERTY REGISTRATION.  At Licensor’s cost, Licensee agrees to fully cooperate with and assist Licensor in the prosecution of any patent, copyright, trademark or service mark applications concerning the Property that Licensor may desire to file, and for that purpose, Licensee shall, upon request, supply to Licensor enough samples of the Licensed Articles or other material as may be required in connection with any such application (subject to the availability of such samples (i.e., Licensee’s inventory on hand) and provided that the provision of such materials does not interfere with Licensee’s sales of Licensed Articles to its customers).  Furthermore, Licensee shall execute, at Licensor’s sole cost and expense, any instrument Licensor shall reasonably deem necessary or desirable to record or cancel Licensee as a registered user of the trademarks of Licensor included in the Property.  It is understood and agreed that Licensee’s right to use the Property and the trademarks included therein in any country for which the filing of a registered user application is required under applicable law shall commence only upon the filing of such registered user application, but shall continue only so long as this Agreement remains in effect. Licensor represents that it has registered or applied for registration of each of the trademarks and copyrights listed on Schedule A, Section (b) in the Licensed Territories as specified thereon.

If Licensee is prohibited from exploiting the Property in any portion of the Licensed Territory for which there is a Minimum Net Sales Revenue requirement as indicated on Schedule B because any trademark or copyright registration has not been made and/or any user application has not been filed as required under applicable law, (a) the Minimum Guarantee for the period for which Licensee is so prohibited will be reduced and pro-rated based upon the percentage the affected portion of the Licensed Territory represents of the aggregate Minimum Net Sales Revenue for all Licensed Territories, (b) the Minimum Net Sales requirements for the Licensed Territory in which Licensee was prohibited from exploiting the Property will be waived for such period, , and (c) Licensor shall, at its sole cost and expense, make any and all such filings and applications to obtain the required registrations and user applications as promptly as possible.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

If Licensee is prohibited from exploiting the Property for a period of one year in any portion of the Licensed Territory for which there is no Minimum Net Sales Revenue requirement because any trademark or copyright registration has not been made and/or any user application is required to be filed under applicable law, at Licensee’s reasonable request in writing, subject to an approved Distribution Plan, Licensor, at its sole cost and expense, shall promptly make any and all such filings and registrations.  For the purposes of this Agreement, “Distribution  Plan” shall be defined as a formal plan provided by Licensee to Licensor and Agent for Licensor’s written approval (approval not to be unreasonably withheld), for the portion of the Licensed Territory in question including without limitation, (i) a line plan with designated Product Categories, Licensed Article descriptions, suggested retail price, designated Distribution Channel(s) with key retailers, rollout schedule, production schedule, and financial projections, and (ii) a marketing plan as defined herein in Paragraph 8(b).

15.    COPYRIGHT AND TRADEMARK NOTICES

(a)           Licensee shall print, stamp or mold the Copyright Notice, as specified below, on all Licensed Articles and on each of the Related Materials, all in accordance with reasonable instructions from Licensor, including without limitation, instructions with respect to position and letter size.  No Licensed Article or Related Materials upon which the Copyright Notice is printed, stamped or molded pursuant to the preceding sentence shall contain any other copyright notice whatsoever unless Licensor has given Licensee prior written approval thereto (such approval not to be unreasonably withheld).  Licensor may, at any time and from time to time, require Licensee to change or add to the Copyright Notice, by giving Licensee not less than thirty (30) days’ notice of such change, it being understood and agreed that Licensee shall have the right to continue to distribute any inventory already manufactured or ordered at the time it receives such notice.  The Copyright Notice shall be:

Baby Genius® characters and names are copyrighted and trademarked by Pacific Entertainment Corporation. All rights reserved. Used under license by (Licensee’s name).

(b)           Licensee shall comply with all requirements of the United States Copyright Act, the Universal Copyright Convention, the Berne Convention and any other treaty and convention to which the United States is or becomes a party, as Licensor deems necessary to obtain or maintain copyright protection for the Licensed Articles in the Licensed Territory.  Licensee shall cooperate fully with Licensor, at Licensor’s expense, in connection with Licensor’s obtaining of copyright and trademark protection in the name of Licensor or, if Licensor shall so direct, in the name of a copyright or trademark proprietor other than Licensor or Licensee.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(c)           Licensee shall print, stamp or mold the Trademark Notice, as specified below, in proximity to the Property wherever used, including without limitation on all Licensed Articles and on each of the Related Materials, all in accordance with reasonable instructions from Licensor, including without limitation, instructions with respect to position and letter size.  No Licensed Article or Related Materials upon which the Trademark Notice is printed, stamped or molded pursuant to the preceding sentence shall contain any other trademark notice whatsoever unless Licensor has given Licensee prior written approval thereto (such approval not to be unreasonably withheld).  Licensor may, at any time and from time to time, require Licensee to change or add to the Trademark Notice by giving Licensee not less than thirty (30) days’ notice of such change, it being understood and agreed that Licensee shall have the right to continue to distribute any inventory already manufactured or ordered at the time it receives such notice.  The Trademark Notice shall be:

Baby Genius®

(d)           Licensee shall be permitted to place its name, mark, or logo on advertising and promotional materials concerning the Licensed Articles, subject to Licensor’s prior written approval, such approval not to be unreasonably withheld.

(e)           Licensee’s name or trade name (or a trademark of Licensee which Licensor has approved in writing) shall appear on permanently affixed labeling on each Licensed Article and, if the Licensed Article is sold to the public in packaging or a container, printed on such packaging or container so that the public can identify the supplier of the Licensed Articles.  On soft goods, “permanently affixed” shall mean sewn on.  On hard goods, “permanently affixed” shall mean molded into the product.  On packaging, “permanently affixed” shall mean printed on the package.  Licensee shall advise Licensor in writing of all names or trade names it is using on Licensed Articles being sold under this Agreement if such names or trade names differ from Licensee’s corporate name as indicated herein.

(f)           Licensee shall affix to the Licensed Articles and/or Related Materials any other legends, markings and notices required by any law or regulation in the Licensed Territory or which Licensor reasonably may request.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

16.    TAXES, DUTIES, LEVIES, VAT.

(a)           Licensee shall pay all taxes, duties, levies, handling charges and other fees (other than Licensor’s income taxes) imposed or levied against or incurred by either Licensee or Licensor under any law now or hereafter in effect, levied or based upon the license, delivery, shipment, import, export, manufacture or Licensee’s possession or use of the products licensed hereunder or upon the grant of this license or the exercise thereof or based upon or measured by the license fees or payment thereof or any part thereof.  It is understood and agreed that if Licensee is required by any governmental authority to withhold any portion of the license fee prescribed herein and pay over such portion to such governmental authority, then such monies retained by Licensee and paid over to the governmental authority shall be deemed to be a payment by Licensee to Licensor in satisfaction and, to the extent, of that portion of Licensee’s obligation under this Agreement; provided, however, that Licensee shall furnish Licensor with official government receipts as evidence of each such payment within fifteen (15) days of the receipt by Licensee thereof.

(b)           Licensee hereby declares that, should the authorities of the Licensed Territory during the Term require that Value Added Tax (VAT) is to be levied on payments hereunder, Licensee will be solely responsible for payment of said VAT levies.

17.    LICENSEE OBLIGATIONS

(a)           Licensee shall manufacture, distribute and sell the Licensed Articles in an ethical manner and in accordance with the provisions and the intent of this Agreement, and shall not engage in unfair or anti-competitive business practices.  The Licensed Articles shall be manufactured, distributed and sold in accordance with all applicable international, national, federal, state and local laws, treaties and governmental orders and regulations, including, without limiting the generality of the foregoing, the Federal Food, Drug and Cosmetic Act, the Federal Hazardous Substance Act (FHSA), the Flammable Fabrics Act, the Consumers Products Safety Act, and the ASTM Standard Consumer Safety Specification for Toy Safety (Toy Manufacturers of America Voluntary Toy Safety Standard) or other acts and standards.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(i)           In order to insure that the Licensed Articles meet the above standards, Licensee shall, where appropriate or upon request, prior to the date of first distribution of the Licensed Articles, submit to Agent a “test plan” which lists all of the material applicable acts and standards and which contains a certification by Licensee that no other material acts and standards apply to the Licensed Articles.  The test plan shall describe in detail the procedures used to test the Licensed Articles, and Licensee shall submit certificates in writing that the Licensed Articles conform to the applicable acts and standards.  Upon request by Agent, Licensee shall provide specific test data and laboratory reports.

(ii)           Upon request, Licensee shall submit for approval Licensee’s test plan prior to the date of first distribution.  Where applicable, tests on Licensed Articles must be performed by a national testing laboratory or an independent laboratory that is nationally approved unless another laboratory is otherwise approved by Licensor.  Such testing laboratory or independent laboratory will provide written test reports indicating that the Licensed Articles conform to the applicable acts and standards.  Notwithstanding any provision in this Agreement to the contrary, Licensee will have no obligation to test the Licensed Articles beyond its normal testing procedures.

(b)           Licensee shall not encumber or cause to be encumbered in any manner the Licensed Articles, or cause or permit any expenses to be charged to Licensor (or Agent) without prior approval in writing in each instance.

(c)           Licensee shall exercise commercially reasonable efforts to (i) make sales presentations to its customers in a manner consistent with its normal business practices, but in no event less than for each Spring and Fall season throughout the Term, and (ii) manufacture and distribute sufficient quantities of the Licensed Articles to meet commercially reasonable orders for the Licensed Articles.  However, Licensor and Agent make no warranty or representation as to the amount of sales or profits which Licensee may derive from the exercise of any rights licensed under this Agreement.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(d)           Licensee shall sell and distribute Licensed Articles only through the Channels of Distribution and only in the Licensed Territory, as set forth on Schedule B.  Licensee will use due care to avoid sale of Licensed Articles to jobbers, wholesalers, distributors, mail order, retail stores or merchants whose sales or distribution will be made solely for publicity purposes, combination sales premiums, giveaways or similar methods of merchandising, or whose business methods are questionable.

(e)           Licensee shall begin commercial production of Licensed Articles in each exclusive Product Category in order to meet the in-store date set forth in Schedule B (“In-Store Date”), which may be updated from time to time by mutual written consent of the parties.

(f)           Licensee shall comply with the national laws of any country in which the Licensed Articles, or any component thereof, are manufactured, any local laws, regulations, or standards applicable to such manufacturing, and any generally accepted industry standards which have been established in said location (hereinafter, collectively, “Local Manufacturing Laws and Standards”). Licensee shall use commercially reasonable efforts to ensure that any and all third party manufacturers of the Licensed Articles or any component thereof comply with the applicable Local Manufacturing Laws and Standards.  The Local Manufacturing Laws and Standards should include, but not be limited to, laws concerning import, export, country of origin, safety (including fire code rules), employment standards, wages and benefits, and employee health and safety.

(g)           The employment or use by Licensee, or by any third party manufacturer employed by Licensee, of children for the manufacture, assembly, or conversion of the Licensed Articles, or any component thereof, either directly or indirectly, will not be permitted hereunder, except in accordance with Local Manufacturing Laws and Standards with respect to child labor. In countries where there are no existing Local Manufacturing Laws and Standards for child labor a manufacturer’s suitability hereunder should be evaluated carefully, taking into account regional and United States standards.

(h)           No manufacturer of the Licensed Articles will use forced or prison labor. Manufacturers must maintain a strict policy of employment on a voluntary basis.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(i)           All manufacturers of the Licensed Articles shall comply with Local Manufacturing Laws and Standards concerning working hours and compensation. In countries where there are no such existing Local Manufacturing Laws and Standards, a manufacturer’s suitability hereunder should be evaluated carefully, taking into account regional and United States standards.

18.    THIRD PARTY MANUFACTURER.  Licensee may utilize a third party manufacturer in connection with the manufacture and production of the Licensed Articles, provided that such manufacturer is approved by Licensor (such approval not to be unreasonably withheld) and such manufacturer shall execute a Manufacturer’s Agreement in the form of Schedule C, attached hereto and incorporated by reference.  In such event, Licensee shall remain primarily obligated under all of the provisions of this Agreement.  In no event shall any such Manufacturer’s Agreement include the right to grant any sublicenses. Copies of executed Manufacturer’s Agreement(s) shall be provided promptly upon request.

19.    LICENSEE WARRANTIES.  Licensee represents, warrants, and undertakes as follows:

(a)           Licensee is free to enter into and fully perform this Agreement;

(b)           All ideas, creations, designs, music compilations, character voices, sound effects, materials and intellectual property furnished by Licensee in connection with each of the Licensed Articles and Related Materials will be Licensee’s own and original creation (except for matters in the public domain or material which Licensee is fully licensed to use);

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(c)           The Licensed Articles and the manufacture, advertisement, distribution and sale thereof hereunder will not infringe upon or violate any rights of any third party of any nature whatsoever, including third party patent rights (with the exception of those claims arising out of the use of the Property as authorized hereunder);

(d)           The Licensed Articles and Related Materials will be of high standard in style, appearance and quality, will be safe for use by consumers, and will comply with all applicable governmental rules, guidelines, safety codes and regulations;

(e)           Licensee will not manufacture, advertise, distribute or sell and will not authorize the manufacture, advertising, distribution or sale of the Licensed Articles in any manner, at any time or in any place not specifically licensed hereunder.

20.    LICENSEE INDEMNITY AND INSURANCE

(a)           Licensee shall indemnify, defend and hold harmless Licensor (and its parent, subsidiary and affiliated companies, including each of their respective officers, directors, agents and employees) and their Agent (including each of their respective officers, directors and employees) from and against all third party claims, and all damages, costs, reasonable out of pocket attorney’s fees and expenses related thereto, based upon or arising out of (i) breach of any warranty or representation by Licensee, (ii) unauthorized use of the Property by Licensee, or (iii) any actual or alleged defect in the Licensed Articles or their packaging, whether latent or patent, including failure of said Licensed Articles or their packaging, distribution, promotion, sale or exploitation to meet any Federal, State or local laws or standards, or (iv) any other breach of any term of this Agreement; provided, however, that (a) Licensor and/or Agent provide prompt written notice of any claim, (b) Licensee shall have the option to undertake and conduct the defense and/or settlement of any such claim or suit, (c) Licensor shall cooperate, at Licensee’s expense, with Licensee in the defense of any such claim or suit, (d) Licensor acts in a commercially reasonable manner to mitigate any damages and (e) no settlement of any claim or suit may be made without prior written consent of both parties.  If Licensee undertakes the defense of a claim brought against Licensor, Licensee shall not be responsible for attorney’s fees, costs and expenses incurred by Licensor after Licensee undertakes the defense of the claim.  Licensee shall not admit any liability or compromise any suit without first obtaining Licensor’s consent in writing, such consent not to be unreasonably withheld.  The obligation for indemnification shall survive termination of the Agreement.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(b)           Licensee shall maintain product liability insurance from a reputable and financially sound insurance company that is rated in A.M. Best’s Reports as “A” or “A+” which shall name Licensor, Agent and each of their respective officers, directors, agents and employees (the “Representatives”) as additional insureds in an amount of coverage not less than $[***] per claim and $[***] in the aggregate.  Product liability coverage must be on “occurrence based” forms with any deductible not to exceed $[***] per occurrence, which deductible will be fully funded by Licensee. Such policy shall provide that the Representatives be named as “additional insureds” and that it may not be canceled without at least thirty (30) days prior written notice.  As proof of such insurance, a fully paid certificate of insurance naming these companies as insured parties shall be submitted to Agent within ten (10) days after the execution and delivery of this Agreement and before any Licensed Article is distributed or sold hereunder.  Such insurance shall be in effect during the Term, and remain in effect for three (3) years beyond expiration or termination of this Agreement.

21.    LICENSOR WARRANTY AND INDEMNIFICATION.

(a)           Licensor warrants and represents that (i) Licensor (a) has the legal capacity and authority to enter into this Agreement and perform its obligations hereunder; (b) has all rights required in order to license the rights granted to Licensee hereunder; (c) owns all right, title and interest in and to the Property; and (d) is free to enter into and fully perform the duties and obligations of this Agreement; (ii) Licensee’s use of the Property, as authorized hereunder, shall not infringe upon the intellectual property  rights of any third party or any other common law right of any third party in the Property; (iii) to Licensor’s knowledge no obstacle (legal or otherwise) exists concerning Licensee’s use of Property; and (iv) the terms and conditions of this Agreement do not conflict with any other agreement to which Licensor is a party or by which its assets are bound.

(b)           Licensor shall indemnify, defend and hold harmless Licensee (and its parent, subsidiary and affiliated companies, including each of their respective officers, directors, agents and employees) from and against all third party claims, and all damages, costs, reasonable out of pocket attorney’s fees and expenses related thereto, based upon or arising out of breach of the warranties and representations set forth above; provided, however, that (i) prompt written notice is given to Licensor of such claim, (ii) Licensor shall have the option to undertake and conduct the defense and/or settlement of any such claim or suit, (iii) Licensee shall cooperate, at Licensor’s expense, with Licensor in the defense and/or settlement of any such claim or suit, (iv) Licensee acts in a commercially reasonable manner to mitigate any damages, and (v) no settlement of any claim or suit may be made without prior written consent of both parties. If Licensor undertakes the defense of a claim brought against Licensee, Licensor shall not be responsible for attorney’s fees, costs and expenses incurred by Licensee after Licensor undertakes the defense of the claim.  The obligation for indemnification shall survive termination of the Agreement.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(c)           Notwithstanding any provision herein to the contrary, neither party hereto will be responsible for any consequential, special, punitive or other indirect damages including, without limitation, lost revenue or profits, in any way arising out of or related to this Agreement or such party’s performance hereunder, even if such party has been advised of the possibility of such damages; provided that the foregoing limitation will not apply to either party’s indemnification obligations hereunder..

22.    INFRINGEMENT.  Each party shall promptly notify the other, in writing, of any imitations or infringements of the Property or the rights licensed hereunder which may come to such party’s attention.  Licensor shall have the sole right to determine whether or not any demand, suit or other action shall be taken on account of or with reference to any such infringements or imitations. Licensee shall not institute any suit or take any action on account of any such demands in its own name or in the name of the Licensor or join Licensor as a party thereto.  Licensee shall cooperate with Licensor at Licensor’s cost and in any manner that Licensor may request in connection with any such demands, suits, claims or other actions.  If Licensor elects to bring a suit against a third party, Licensor may name Licensee as a party, upon notice to Licensee.  If Licensor elects not to sue, Licensee may request permission to bring suit and, with written permission (at Licensor’s sole discretion), may bring suit at its own expense; provided, however, that, subject to Section 20, Licensee shall indemnify Licensor against any loss or damage, including any loss or damage to reputation or goodwill; and, provided, further, that trial counsel is reasonably approved by Licensor; and, provided, further, that Licensee keeps Licensor fully informed.  If Licensee brings suit at its own expense, Licensee may use the money recovered to pay the reasonable, out-of-pocket expenses, including attorney fees; provided that any remainder is split between Licensee and Licensor.  Licensor shall have the right to assume control of the litigation and settlement thereof, at any time, but is thereupon responsible for its own further litigation expense.  Nothing herein shall be construed as imposing any obligation upon Licensor to take action against any alleged infringer, nor to relieve Licensee from full compliance with any of the terms of this Agreement in the event that Licensor does not take such action.

23.    TERMINATION

Upon the occurrence of any of the following events (each of which is a “Default”), then in addition and without prejudice to any rights that it may have at law, in equity or otherwise, Licensor (either directly or through its Agent) shall have the right to terminate this Agreement (or exercise such other rights as provided in this Section 23) and/or to require the immediate payment of any Minimum Guarantee and Royalty due or to become due hereunder, provided that, except as otherwise set forth below, Licensee has not cured such Default within thirty (30) days’ notice by Licensor or Agent:

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(a)           If a voluntary or involuntary petition in bankruptcy is filed by Licensee and is not dismissed within thirty (30) days thereafter, a receiver or trustee of any of Licensee’s property is appointed and such appointment is not vacated within thirty (30) days thereafter, Licensee takes advantage of any insolvency law, Licensee makes an assignment for the benefit of its creditors.

In such event this Agreement and exclusive and non-exclusive licenses of the Property hereunder shall be deemed to be an executory contract.  Any assignment of Licensee’s rights hereunder, whether in bankruptcy or pursuant to Section 26, shall require the assignee to assume all of assignor’s obligations hereunder and may not be made to a competitor of Licensor; or

(b)           [INTENTIONALLY OMITTED]

(c)           Licensee fails to make any payment or furnish any statement in accordance herewith, and such failure continues for fifteen (15) business days after written notice of such failure is received by Licensee from Licensor; or

(d)           [INTENTIONALLY OMITTED]; or

(e)           Any assignment, transfer or material change in Licensee in violation of Paragraph 26; or

(f)           Licensee fails to comply with any other of Licensee’s material obligations hereunder or breaches any warranty made by it hereunder.

(g)           If Licensee (i) achieves less than [***] percent ([***]%) of the Minimum Net Sales Revenue for the United States of America and Canada in any of Contract Years 2 through 5, then Licensor shall have the option to terminate this Agreement, or (ii) achieves less than [***] percent ([***]%) of the Minimum Net Sales Revenue for another Licensed Territory for which Minimum Net Sales Revenue is required under Schedule B in any such Contract Year, then Licensor shall have the option to terminate this Agreement with respect to such Licensed Territory only; provided in each such case that written notice of Licensor’s election to so terminate is delivered to Licensee within thirty (30) days after the end of the Contract Year in which Licensee has failed to maintain the required level of Minimum Net Sales Revenue.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

24.    EFFECT OF TERMINATION OR EXPIRATION

Upon expiration or termination of this Agreement, all rights granted to Licensee herein shall forthwith revert to Licensor, with the following consequences:

(a)           If this Agreement is terminated by Licensor pursuant to a Default (defined in the previous paragraph), no portion of any prior payments shall be repayable to Licensee, and all payments due or to become due, including, without limitation, the Minimum Guarantee, shall be immediately due and payable.

(b)           Upon the expiration or termination of this Agreement, Licensee shall not manufacture, advertise, distribute or sell the Licensed Articles containing or including the Property or any product that may infringe upon Licensor’s proprietary rights, or use any name, logo or design that is substantially or confusingly similar to Licensor’s trademarks on any product in any place whatsoever, and shall, upon written request from Licensor, promptly deliver to Licensor and Agent a statement indicating the number of Licensed Articles then currently on hand or in the process of being manufactured.  Licensor shall have the right to conduct a physical inventory in order to ascertain or verify such inventory and/or statement.  In the event Licensee refuses to permit Licensor to conduct such physical inventory, Licensee shall forfeit its right to dispose of such inventory as provided herein.  In addition to such forfeiture, Licensor shall have recourse to all other legal remedies available to it.  Except as provided, such inventory shall, at Licensor’s option, be destroyed by Licensee (in which event a certificate of destruction, certified by an officer of Licensee, shall be delivered to Licensor), or purchased by Licensor at Licensee’s cost of manufacture plus 10% plus shipping costs.  In the event that Licensor requests Licensee to destroy the Licensed Articles, Licensor may require Licensee to deliver to Licensor an affidavit, signed by an officer of Licensee, attesting to such destruction in such form as Licensor may in its reasonable discretion require.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(c)           Upon expiration or termination of this Agreement, provided that Licensee is not in Default, Licensee may continue to sell any Licensed Articles on a non-exclusive basis specifically for fulfillment of retail orders for the period set forth in Schedule B (“Sell-Off Period”) after such expiration or termination in accordance with all of the terms and conditions contained in this Agreement, provided that:  (i) Licensee does not sell or dispose of the Licensed Articles in job lots at reduced prices, at prices lower than the prevailing wholesale price, at prices lower than the prices charged by Licensee during the ninety (90) day period immediately preceding such expiration, or other than as is customary in the ordinary course of business; and (ii) Licensee does not manufacture any new Licensed Articles during the Sell-Off Period except to fill on hand orders.  It is understood that Royalties are owed for Licensed Articles sold during the Sell-Off Period, and a final report and payment is due within the time period specified in Schedule B.  Any Royalties earned during the Sell-Off Period may not be applied to any Minimum Guarantee, such amount being due at the time of termination or expiration.

(d)           Licensee acknowledges that (i) any unauthorized use of the Property shall be deemed an infringement, and (ii) such unauthorized use would cause irreparable harm for which monetary damages are insufficient and therefore, Licensor shall be entitled to seek injunctive relief.

(e)           Upon termination or expiration, Licensee shall promptly deliver to Agent any and all materials bearing any element of the Property or materials used in the design of the Licensed Articles, including but not limited to style guides, transparencies, digital files, drawings, and, sketches.  Additionally, disposition of any plates, molds, forms, lithographs and other material used in the manufacturing of the Licensed Articles (either by Licensee or a third party manufacturer) shall be subject to written instructions from Licensor or Agent to Licensee either to modify or to deliver same to Agent or its designee at fair market value for the tooling.  In the event that Licensee is to modify said materials, Licensor or Agent may require Licensee to deliver to Licensor an affidavit, signed by an officer of Licensee, attesting to such modification in such form as Licensor or Agent may in their sole discretion require. For the purposes of this section, “modification” shall be understood to mean that the Property has been removed and any content, as well as unique or distinct design elements that comprise the trade dress of the Licensed Articles and packaging, including but not limited to color scheme, fabric patterns, and Licensed Articles names have been significantly altered or removed.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(f)           Nothing in this paragraph shall be construed to limit Licensor’s rights or remedies.

25.    RESERVATION OF RIGHTS.  Licensor hereby reserves all rights not herein specifically granted to Licensee.  Such reserved rights are the sole and exclusive property of Licensor.

26.    ASSIGNMENT/TRANSFER.  The license herein granted is personal to Licensee and except as expressly set forth herein, may not be sublicensed, assigned, transferred, pledged, mortgaged or otherwise encumbered by Licensee in whole or in part except if approved by Licensor in advance in writing, which approval may be given or withheld in Licensor’s reasonable discretion. Licensor may not assign this Agreement without the prior written consent of Licensee such consent not to be unreasonably withheld.  Licensor may charge a commercially reasonable administration fee upon approval of any requested sale, transfer or assignment of the Agreement.

27.    CONFIDENTIALITY.

(a)           As used herein, “Confidential Information” means any information regarding the material terms of this Agreement and subject to the exclusions hereunder, any information designated “confidential” in writing by either party at time of disclosure shall be deemed Confidential Information.  The party receiving Confidential Information agrees to hold such Confidential Information in trust and confidence and, except as may be authorized by the other Party in writing, will not (a) use such Confidential Information for any purpose other than to exercise its rights or perform its obligations hereunder and/or (b) disclose any Confidential Information to any person or entity, except to those of its employees, professional advisers and agents:  (i) who need to know such information in order for the receiving party to exercise its rights and perform its obligations hereunder; and (ii) who have been made aware in writing of the confidential nature of such information and the receiving party’s obligations to maintain such confidentiality.  Each party shall be responsible for the compliance by each of its employees, professional advisers or agents with the terms of this Section in respect of the Confidential Information of the other party.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(b)           Confidential Information does not include, and the foregoing restrictions will not apply to, any information which (i) at the time of disclosure to the receiving party is generally available to the public (other than as a result of a disclosure made in violation of this agreement), (ii) becomes generally available to the public after disclosure to the receiving party (other than as a result of a disclosure made in violation of this agreement), (iii) was known to the receiving party (without obligation to keep such information confidential) at the time of disclosure by the disclosing party, (iv) becomes available to the receiving party on a non-confidential basis from a source other than the disclosing party (provided that such source, to the knowledge of the receiving party, is not or was not bound to maintain the confidentiality of such information) or (v) has been independently developed by the receiving party without access to or use of the confidential information of the disclosing party, or (vi) the rules of any listing authority or stock exchange upon which the receiving party’s securities are listed requires disclosure of any confidential information; provided that the receiving party shall use reasonable efforts to limit such disclosure to what is minimally required.  If the receiving party or any of its employees or agents become legally compelled (by deposition, interrogatory, request of documents, subpoena, civil investigative demand or similar process) to disclose any of the confidential information of the disclosing party, the receiving party shall provide the disclosing party with prompt prior written notice of such requirement so that the disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this agreement.  If such protective order or other remedy is not obtained, or the disclosing party waives compliance with the provisions hereof, the receiving party agrees to furnish only such portion of the confidential information that is legally required to be furnished.

28.    NOTICES.  Notices by either party to the other shall be in writing and given by telefax, if possible, or by registered or certified mail, return receipt requested, by telex/telegram with proof of delivery, all charges prepaid, or by email, with proof of receipt.  All statements and notices hereunder shall be given at the respective addresses of Licensor, Agent and Licensee as set forth on the first page of this Agreement and on Schedule B unless written notice of a change of address is given.  Licensee shall send all correspondence and direct all inquiries, written or otherwise, in connection with the subject matter of this Agreement to Agent, with a copy, if in writing, to Licensor at their respective addresses as set forth on Schedule B.  Unless otherwise indicated herein, notices shall be deemed effective the date the notice is received.  Copies of all notices to Agent and/or Licensee shall be sent to Licensor.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

29.    RELATIONSHIP OF PARTIES.  This Agreement shall not create or be deemed to create any agency, partnership or joint venture between the Licensor, Agent and/or Licensee.  Neither of the parties hereto has the authority to bind the other.  The Agreement shall inure to the benefit of, and be binding upon and enforceable against, each of the parties hereto and their respective administrators, executors, successors and permitted assigns.

30.    ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final and complete expression of their agreement with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous agreements and understandings relating to it.  This Agreement may be executed in two or more counterparts (including, without limitation, by facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The Schedules to this Agreement are a part of this Agreement as if set forth in full herein.

31.    MODIFICATION.  This Agreement may not be modified and none of its terms may be waived except in writing signed by both parties.  The failure of either party to enforce, or the delay by either party in enforcing, any of its rights shall not be deemed a continuing waiver or modification of this Agreement.

32.    SEVERABILITY.  If any part of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, it shall not affect the validity of the balance of this Agreement.

33.    FORCE MAJEURE.  In the event of a force majeure event which prevents or hinders performance hereunder, no default or liability for non-compliance occasioned thereby during the continuance thereof shall exist or arise.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

34.    GOVERNING LAW.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be performed wholly in the State of California. The parties consent to the exclusive jurisdiction of the state and federal courts located in the State of California, Los Angeles County, California for the resolution of any dispute arising hereunder.

35.    EXECUTION.  The submission of this form of license agreement for examination and/or execution does not constitute an option and shall vest no right in either party.  This document will become effective as a license agreement only upon execution and delivery thereof by all the parties hereto.  If this Agreement is executed by more than one person as Licensee, any liability on the part of such persons shall be joint and several.

36.    MISCELLANEOUS.  The parties acknowledge and agree that this Agreement is the result of negotiation, and that all parties had opportunity for legal counsel.  Therefore, there is no presumption against the drafter with respect to interpretation of any of the provisions.

37.    DISPUTE RESOLUTION, ARBITRATION. Except with respect to matters pertaining to injunctive relief, in the event of any dispute, the parties shall refer such dispute to the respective Designated Representative for each party for attempted resolution by good faith negotiations within thirty (30) days after such referral is made. During such period of good faith negotiations, any applicable time periods under this Agreement shall be tolled. In the event such individuals are unable to resolve such dispute within such thirty (30) day period, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in the City of Los Angeles, California.  Such arbitration to be conducted by, per the procedures of, and at an office of the Judicial Arbitration and Mediation Service (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the Award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  The arbitrator may, in the Award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.  Both parties agree to resolve any disputes without making public statements either verbally or in writing, and both parties agree to protect the reputation and name of the other party.

[SIGNATURE PAGE TO FOLLOW.]

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written at the beginning of this Agreement.

JAKKS PACIFIC, INC.		PACIFIC ENTERTAINMENT CORPORATION
(“Licensee”)		(“Licensor”)

By:	/s/ Michael Dwyer	By:	/s/ Klaus Moeller
[Name]	Michael Dwyer	[Name]	Klaus Moeller
[Title]	SVP, Legal	[Title]	CEO

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

SCHEDULE A

Baby Genius®

a)
The term “Property” means the Baby Genius trademark, and all common law and registered trademarks, copyrights, trade dress, names, symbols, likenesses, depictions, characters, logos, images, designs, titles, music compilations, character voices, artwork and/or other creative elements, for, used in connection with, including, derived or adapted from, Baby Genius®, now existing, and any and all future versions developed by Licensor or its affiliates during the Term for the Baby Genius brand.  The definition of Property may be amended, from time to time, by written agreement between Licensee and Licensor.

b)
Without limiting the foregoing, the Property includes, without limitation, the items set forth below.   Notwithstanding any provision in this Agreement to the contrary, with respect to copyrights marked with an asterick below, the Property does not include (i) any image, photograph, video footage or pictures of animals or plant life located upon the premises of the San Diego Zoo or the San Diego Wild Animal Park or (ii) any logos, trademarks (including but not limited to “San Diego Zoo,” “San Diego Zoo’s Wild Animal Park,” “Wild Beasts,” and “Zoological Society of San Diego”), service marks, insignia, designs, names or other symbols owned by the Zoological Society of San Diego.

United States Copyrights:

*Title: Animal Adventures
Type of Work: Motion Picture

Title: Favorite Nursery Rhymes
Type of Work: Motion Picture

Title: Underwater Adventures
Type of Work: Motion Picture

Title: Baby Genius Mozart and Friends
Type of Work: Motion Picture

Title: Baby Genius Mozart and Friends Sleepytime
Type of Work: Motion Picture

Title: Baby Genius the Four Seasons
Type of Work: Motion Picture

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

*Title: Baby Animals Favorite Sing-a-Longs
Type of Work: Motion Picture

*Title: Baby Animals Favorite Sing-a-Longs
Type of Work: Sound Recording and Music

Title: Favorite Sing-a-Longs
Type of Work: Motion Picture

Title: Favorite Sing-a-Longs
Type of Work: Sound Recording and Music

Title: Favorite Counting Songs
Type of Work: Motion Picture

Title: Favorite Counting Songs
Type of Work: Sound Recording and Music

Title: Favorite Children’s Songs
Type of Work: Motion Picture

Title: Favorite Children’s Songs
Type of Work: Sound Recording and Music

*Title: A Trip to the San Diego Zoo
Type of Work: Motion Picture

*Title: A Trip to the San Diego Zoo
Type of Work: Sound Recording

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

United States Trademarks:

Mark: Baby Genius
Class: 009
Goods: Musical sound recordings and musical video recordings.

Mark: Baby Genius
Class: 010
Goods: Baby bottles, baby bottle nipples, pacifiers and  teething rings.

Mark: Baby Genius
Class: 16
Goods: Printed material in the nature of calendars, a series of baby and children's books, sheet music, photo albums, scrapbook albums, arts and crafts paint kits, stickers, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

Mark: Baby Genius
Class: 25
Goods: Clothing, namely, dresses, jumpers, cardigans, suits, overcoats, trousers, jackets, singlets, socks, belts, knit shirts, sport shirts, sweat shirts, turtle necks, T shirts, pants, sweaters, socks, ties, bow ties, shorts, beach visors, beachwear, swimsuits, hats, caps, beanies, blouses, underwear, jackets, pull overs, overalls, sporting shirts, jerseys, and pajamas.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Baby Genius
Class 28
Goods:
Articles of clothing for toys; Baby multiple activity toys; Balls for games; Balls for sports; Bath toys; Beach balls; Board games; Card games; Cases for toy vehicles; Children's multiple activity toys; Children's multiple activity toys sold as a unit with printed books; Collectable toy figures; Construction toys; Crib toys; Dice games; Doll accessories; Doll cases; Doll furniture; Doll houses; Dolls; Dolls and accessories therefor; Dolls and doll accessories, namely, clothing for dolls, doll rooms, doll beds, doll houses, toy fabrics and linens for dolls and strollers for dolls; Drawing toys; Educational card games; Equipment sold as a unit for playing board games; Equipment sold as a unit for playing card games; Fantasy character toys; Infant development toys; Infant toys; Musical toys; Party games; Pet toys; Play houses and toy accessories therefor; Playground balls; Plush toys; Push toys; Ride-on toys; Rubber character toys; Sand toys; Squeeze toys; Stacking toys; Toy action figures; Toy boats; Toy cars; Toy figures; Toy furniture; Toy vehicles; Toy vehicles and accessories therefor.

Mark: Baby Genius
Class: 41
Services: educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

Mark: Frankie the Elephant
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Frankie the Elephant
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Frankie the Elephant
Class: 25
Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

Mark: Frankie the Elephant
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: Vinko the Dancing Bear
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Vinko the Dancing Bear
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Vinko the Dancing Bear
Class: 25
Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

Mark: Vinko the Dancing Bear
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: Oboe the Monkey
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Oboe the Monkey
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

Mark: Oboe the Monkey
Class: 25
Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Oboe the Monkey
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: DJ the Dinosaur
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs and digital video disc featuring music.

Mark: DJ the Dinosaur
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: Lola the Dog
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Lola the Dog
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

Mark: Lola the Dog
Class: 25
Goods: Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

Mark: Lola the Dog
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: Rosie the Rabbit
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Rosie the Rabbit
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Rosie the Rabbit
Class: 25
Goods: Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

Mark: Rosie the Rabbit
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Mark: Tempo the Tiger
Class: 009
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Tempo the Tiger
Class: 16
Goods: Address books, autograph books, book marks, decals, stickers, sticker albums, posters, calendars, trading cards, trading card albums, photo albums, scrapbook albums, greeting cards, pencils, pens, pen and pencil holders, pen and pencil boxes, a series of baby and children's books, sheet music, arts and crafts paint kits, and printed teaching materials for teaching youth developmental skills, life skills and problem solving.

Mark: Tempo the Tiger
Class: 25
Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear.

Mark: Tempo the Tiger
Class: 28
Goods: Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

European Trademarks:

Mark: Baby Genius
Class: 09
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and seif improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, economics, social studies, studies of society, environment studies, sewing, sports, travel, law, medicine, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Baby Genius
Class: 16
Goods: Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers.

Mark: Baby Genius
Class: 28
Goods: Toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods.

Mark: Baby Genius
Class: 41
Services: Educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: DJ the Dinosaur
Class: 09
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and seif improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, economics, social studies, studies of society, environment studies, sewing, sports, travel, law, medicine, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: DJ the Dinosaur
Class: 28
Goods: Toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods.

Mark: DJ the Dinosaur
Class: 41
Services: Educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

Mark: Frankie the Elephant
Class: 09
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and seif improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, economics, social studies, studies of society, environment studies, sewing, sports, travel, law, medicine, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Frankie the Elephant
Class: 28
Goods: Toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods.

Mark: Frankie the Elephant
Class: 41
Services: Educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

Mark: Oboe the Monkey
Class: 09
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and seif improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, economics, social studies, studies of society, environment studies, sewing, sports, travel, law, medicine, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Oboe the Monkey
Class: 28
Goods: Toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mark: Oboe the Monkey
Class: 41
Services: Educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

Mark: Vinko the Dancing Bear
Class: 09
Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and seif improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, economics, social studies, studies of society, environment studies, sewing, sports, travel, law, medicine, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy.

Mark: Vinko the Dancing Bear
Class: 28
Goods: Toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods.

Mark: Vinko the Dancing Bear
Class: 41
Services: Educational and entertainment services for children, namely, an ongoing series of television programs, motion picture theatrical films, live children's theatrical productions, and personal appearances by costumed characters.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Canadian Trademarks:

Mark: Baby Genius
Classes: (Canada does not use class system)
Goods: Printed material in the nature of calendars, a series of baby and children's books, sheet music, photo albums, scrapbook albums, arts and crafts paint kits, stickers, and printed teaching materials namely, books and sheets with suggested activities and stories, worksheets, workbooks and colouring books for teaching youth developmental skills, life skills and problem solving; video and sound recordings; clothing, namely, dresses, jumpers, overalls, cardigans, suits, overcoats, trousers, jackets, singlets, socks, belts, knit shirts, sport shirts, sweat shirts, turtle necks, t-shirts, pants, sweaters, ties, bow ties, shorts, beach visors, beachwear, swimsuits, hats, caps, beanies, blouses, underwear, jackets, pull overs, overalls, sporting shirts, jerseys, and pajamas; toys, namely, action toys, bathtub toys, construction toys, pet toys, plush toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, adult's and children's party games, all types of dolls, doll accessories, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, ball hoops and fishing rods

Australian Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Mexican Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

Argentina Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Panama Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

 Brazil Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Chile Trademarks (in process):

Mark: Baby Genius
Classes: 09, 16, 25, 28
Goods: Goods: Prerecorded audio cassettes, compact discs, video cassettes, laser discs, and digital video discs, all featuring music, fictional and non fictional stories, activities for play, motivational and self improvement, and covering education topics relating to mathematics, sciences, physical sciences, biological sciences, computer science, humanities, history, geography, social studies, environment studies, sports, poetry, health, physical education, English, English literature, language comprehension, spelling, literacy, and numeracy; Printed material in the nature of calendars, a series of baby and children's books, address books, autograph books, bookmarks, decals, posters, trading cards, trading card albums, greeting cards, sheet music, photo albums, scrapbook albums, sticker albums, pens, pencils, pen and pencil holders, pen and pencil boxes, arts and crafts paint kits, stickers, printed teaching materials for teaching in the fields of youth developmental skills, life skills and problem solving; diapers; Clothing, namely, dresses, jumpers, cardigans, jackets, socks, belts, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, ties, socks, underwear, shorts, beach visors, beachwear, swimsuits, hats, caps, beanie caps, pullovers, overalls, sporting shirts, jerseys, pajamas, shoes and footwear; Toys, namely, plush toys, action toys, bathtub toys, construction toys, ride-on toys, sandbox toys, squeeze toys, wind-up toys, musical toys, crib toys, crib mobiles, stuffed toy animals, children's multiple activity toys, adults' and children's party games, dolls and doll accessories therefor, climbing units, children's play cosmetics, card games, role playing games, board games and card games for teaching of alphabet, math, music, and language, and, adult and children's sporting goods, namely, playground balls, beach balls, basketballs, baseballs, baseball bats, baseball mitts, and ball hoops.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

SCHEDULE B

A.    Agent:

The Joester Loria Group, LLC
860 Broadway, 3rd Floor
New York, NY  10003

B.    Licensed Articles:

Property-identified merchandise for infants, toddlers and preschoolers in the categories set forth herein (each a “Product Category” and collectively the “Product Categories”).

Exclusive:
Category 1.	Learning and developmental toys made of plastic, wood, or fabric; with and without electronic sound, and/or voice, and/or movement and or DVD or CD samplers
Category 2.	Basic non-feature plush toys
Category 3.	Feature plush toys with electronic sound and/or voice and/or movement and/or CD or DVD samplers.
Category 4.	Musical instruments and musical toys with electronic sound and/or voice and/or movement and/or CD or DVD samplers

Exclusive:
Category 5.	Board Games
Category 6.	Puzzles
Category 7.	Electronic learning aids
Category 8.	Amusement plush toys

Licensed Articles shall not include products that utilize third-party hardware or computer systems (e.g. V-smiles Fisher Price Power Touch, Leap Frog’s Leap Pad), unless Licensee obtains from the owner of such hardware or systems a license to use such items in connection with the Licensed Articles.  Licensed Articles may be packaged with DVD and CD samplers on a non-exclusive basis (i.e., Licensor or its licensees may package DVD and CD samplers with other products that are not exclusively licensed to Licensee hereunder), which may only be distributed as a free or value added component.  The content for such DVD and CDs to be provided by Licensor as defined in section O below.

Licensee’s use of music compilations included in the Property shall be non-exclusive.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

C.    Licensed Territory:
Worldwide.

Licensee has the exclusive worldwide license to use the Property in connection with the design, manufacture, advertising, promotion, distribution and sale of the Licensed Articles in Categories 1-4 above.  Licensee has the non-exclusive worldwide license to use the Property in connection with the design, manufacture, advertising, promotion, distribution and sale of the Licensed Articles in Categories 5-8 above.  Notwithstanding any provision in this Agreement to the contrary, if Licensee wishes to distribute or sell any Licensed Articles in the Pan-American Territories, Licensee acknowledges that Licensor has granted certain distribution rights to Motta Internacional (“Motta”) and that the distribution and sale of the Licensed Articles in such territories will be subject to such distribtion rights.   For purposes of this Agreement, the “Pan-American Territories” means Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay, and Venezuela.

If Licensee elects to distribute and sell Licensed Articles in the Pan-American Territories, Licensee will use its good faith, commercially reasonable efforts to negotiate a distribution agreement with Motta for such Licensed Articles.

Licensee shall sell to Licensor Licensed Articles for resale on the BabyGenius.com website as set forth in Section O; provided that Licensee’s obligation to sell is subject to the availability of the requested items (i.e., Licensee’s inventory on hand) and/or any applicable minimum order requirements; and provided further than any such sales to Licensor must not interfere with Licensee’s sale of Licensed Articles to Licensee’s customers.  If any order by Licensor for Licensed Articles cannot be filled due to the terms of the foregoing proviso, Licensee will use commercially reasonable efforts to include such order in Licensee’s next manufacturing run.

D.            Channels of Distribution:

No restrictions, except that Licensee may not sell to any closeout companies (e.g., Value City, Big Lots, Conway) unless approved in writing by Licensor at Licensor’s sole discretion.

Licensee acknowledges and agrees that it shall not manufacture, distribute, sell, advertise, promote, or otherwise offer the Licensed Articles to a retailer(s) on an exclusive basis without the prior written approval of the Licensor.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

E.            Term:  Commences as of the Effective Date and expires on December 31, 2016.

The Term shall be divided into periods of twelve months (each, a “Contract Year”) as indicated below:

Contract Year 1:  January 1, 2011 – December 31, 2012
Contract Year 2:  January 1, 2013 – December 31, 2013
Contract Year 3:  January 1, 2014 – December 31, 2014
Contract Year 4:  January 1, 2015 – December 31, 2015
Contract Year 5:  January 1, 2016 – December 31, 2016

F.            Royalty: [***]% of Net

The parties acknowledge and agree that:
(1)  distribution of Licensed Articles bearing the Property that have not been approved by Licensor pursuant to the Agreement and/or distribution of Licensed Articles bearing the Property outside the Licensed Territory or outside the Channels of Distribution specifically granted hereunder is a material violation of the Agreement and subject to termination under Paragraph 23 hereof; and
(2)  such Licensed Articles are still deemed “unauthorized use of the Property” and, therefore, Licensee remains responsible for the indemnification and defense of third party claims, as set forth in the Agreement hereof.

G.            Common Marketing Fund (CMF) Percentage: [***].

H.            Advance:   US$[***]   Payable In:  United States Dollars

I.              Minimum Guarantee (including Advance):  $[***] payable as follows

Due Dates: Due upon signing this Agreement Due on or before [***] Due on or before [***] Due on or before [***] Due on or before [***] Due on or before [***]	Amounts: US$[***] US$[***] US$[***] US$[***] US$[***] US$[***]	Remarks: Advance Guarantee Guarantee Guarantee Guarantee Guarantee

[***].

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

J.           Minimum Net Sales Revenue:

U.S. and Canada: $[***]
$[***] $[***] $[***] $[***] $[***]	January 1, 2011 – December 31, 2012 January 1, 2013 – December 31, 2013 January 1, 2014 – December 31, 2014 January 1, 2015 – December 31, 2015 January 1, 2016 – December 31, 2016

European Union:  $[***]
$[***] $[***] $[***] $[***] $[***]	January 1, 2011 – December 31, 2012 January 1, 2013 – December 31, 2013 January 1, 2014 – December 31, 2014 January 1, 2015 – December 31, 2015 January 1, 2016 – December 31, 2016

Australia:  $[***]
$[***] $[***] $[***] $[***] $[***]	January 1, 2011 – December 31, 2012 January 1, 2013 – December 31, 2013 January 1, 2014 – December 31, 2014 January 1, 2015 – December 31, 2015 January 1, 2016 – December 31, 2016

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

K.    Introduction Date(s)/In-Store Date(s):

Introduction Dates:
[***]:                                                      [***]
[***]:                                                      [***]
[***]:                                                      [***]

In-Store Dates:
[***]:                                                      [***]
[***]:                                                      [***]
[***]:                                                      [***]

L.    Approvals/Reporting/Payments shall be sent to:

Agent, at the address below.

M.    Notices:

For Licensor and Agent, unless instructed otherwise in writing, all notices are sent to Agent with copy to Licensor.

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

Licensor’s Address for Notification:

PACIFIC ENTERTAINMENT CORPORATION
5820 Oberlin Drive, Suite 203
San Diego, CA 92121
Attn: Mr. Klaus Moeller
Fax:  (858) 450-2907

Agent’s Address for Notification:

The Joester Loria Group, LLC
860 Broadway, 3rd Floor
New York, NY 10003
Attn: President
Fax:  (212) 689-3300

Licensee’s Address for Notification:

Tollytots Limited
10/F Wharf T&T Centre, 7 Canton Road
Tsim Sha Tsui, Kowloon, HK
Attention:  President
Tel: +852-2736-0326
Fax: +852-2736-0671

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

With a copy to:

JAKKS PACIFIC, INC.
22619 Pacific Coast Hwy
Malibu, California 90265
Attn:  Senior Vice President -- Legal
Fax:  (310) 455-6365

N.    Sell-Off Period:

One hundred eighty days (180) days from date of expiration or termination of the Term of the Agreement, provided such termination is not for Default, with a final Royalty report and payment within thirty (30) days of the expiration of the Sell-Off Period.

O.   Additional Terms:

Advertising Commitment:
[***]

Sales made to Licensor for sale on Licensor’s Website:
Licensee’s sale of Licensed Articles to Licensor for resale on the BabyGenius.com website shall be made [***]

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

International Distribution:
Licensee shall be obligated to pay all costs associated with the translation and conversion of packaging and with or without sound content.

Value-Added DVD/CD Content:
Should Licensee and Licensor agree in writing to package Licensed Articles with value-added DVD or CD content, all such value-added DVDs and CDs shall be limited to existing Baby Genius content of 20 minutes and under: and the costs shall be allocated as follows:

Licensee shall pay for all costs associated with manufacturing copies of DVDs/CDs including packaging, and packaging design if any, of the DVDs/CDs. Licensee shall be responsible for the cost of (i) custom content or (ii) content exceeding 20 minutes, provided Licensee receives a prior written estimate from Licensor and has approved such estimate.

Designated Representatives:
Each party hereby appoints the following person (“Designated Representative”) to represent such person in all disputes between the parties pursuant to Paragraph 38 of the Agreement:

Licensor:                      Klaus Moeller, CEO

Licensee:                      Michael G. Dwyer, Senior Vice President -- Legal

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

SCHEDULE C

MANUFACTURER’S AGREEMENT

LICENSOR:	PACIFIC ENTERTAINMENT

LICENSEE:	JAKKS PACIFIC, INC.

PROPERTY:	BABY GENIUS

UNDERLYING LICENSE AGREEMENT (“Agreement”) DATE:	January 1, 2011

EXPIRATION DATE FOR THE UNDERLYING LICENSE AGREEMENT (unless sooner terminated or extended):	December 31, 2016

LICENSED ARTICLES:

NAME AND ADDRESS OF MANUFACTURER:

LICENSED TERRITORY:

The undersigned manufacturer understands that an Agreement exists permitting the Licensee to manufacture the Licensed Articles utilizing certain copyrighted materials and trademarks owned by Licensor or its Grantor(s).  In order to induce Licensor to consent to the manufacture of copies of the Licensed Articles by the undersigned for the Licensee, the undersigned agrees that:

(1)    It will not manufacture copies of the Licensed Articles for anyone but the Licensee without the prior written consent of Licensor;

(2)    It will manufacture only such quantities of the Licensed Articles as are ordered by Licensee and will sell such products only to Licensee;

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(3)    It will not manufacture copies of the Licensed Articles for sale or distribution in any territory other than the Licensed Territory without the written consent of Licensor;

(4)    It will not authorize any other party to manufacture copies of the Licensed Articles or any components thereof containing copyrighted material and/or trademarks owned by Licensor or its Grantor(s), for its or Licensee’s account, without the express written consent of Licensor;

(5)    It will ship the duly approved quantities of the Licensed Articles only to Licensee or its designee(s) and only to the Licensed Territory(ies) authorized by the Licensee for shipment;

(6)    It will not (unless Licensor otherwise expressly consents in writing) manufacture any merchandise utilizing any of the copyrighted materials and/or trademarks other than as identified above under “Licensed Articles”;

(7)    It will permit representatives of Licensor at all reasonable hours upon not less than twenty-four (24) hours notice (by facsimile or otherwise) to inspect the operations and facilities involved in the manufacture of the Licensed Articles and to inspect the books and records relating to the production and shipment of the Licensed Articles;

(8)    All goodwill associated with the manufacture and sale of the Licensed Articles will inure to the benefit of Licensor;

(9)    It will not offer for sale, sell, give away, distribute, or use for any purpose whatsoever any Licensed Articles which are damaged, defective, seconds, or otherwise fail to meet the specifications and/or quality standards and/or trademark and copyright usage and notice requirements of the underlying Agreement;

(10)   It will not use any of the copyrighted material and/or trademarks owned by Licensor or its Grantor(s) in any advertisements or promotional materials without the prior written consent of Licensor;

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY PACIFIC ENTERTAINMENT CORPORATION

(11)    Upon the expiration or other termination date of the Agreement indicated above, or whenever Licensee ceases to require the undersigned manufacturer to manufacture copies of the said Licensed Articles, or upon notification by the Licensor, the undersigned manufacturer will immediately cease manufacturing Licensed Articles and will either destroy or deliver to Licensor or Agent, upon written notice by Licensor or Agent, that portion of any molds, plates, engravings or other devices used to reproduce the said copyrighted materials and/or trademarks, and will give evidence of destruction thereof satisfactory to the Licensor; and,

(12)    The undersigned manufacturer will look solely to the Licensee for payment for products ordered by Licensee, and Licensor shall not be responsible for such payment.

Licensor shall be entitled to invoke any remedy permitted by law for violation of this Manufacturer’s Agreement by the undersigned.  Without limiting the foregoing: (i) Licensee or Licensor shall have the right, at the sole discretion of each, to terminate the undersigned’s right to manufacture, produce and/or sell copies of the Licensed Articles and to use any copyrighted material and/or trademarks owned by the Licensor or its Grantor(s), on twenty-four (24) hours’ written notice to the undersigned, and (ii) in the event that any of the conditions or terms of this Manufacturer’s Agreement is breached or violated, the undersigned agrees to pay the Licensor as liquidated damages the manufacturer’s full invoice price of any items manufactured or shipped in violation of the terms hereof.

DATED:_______________________	BY:______________________________________
Manufacturer

[***] Information has been omitted and filed separately with the Securities & Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.